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                                                                                                        EXHIBIT 4.6

----------------------------- ------------------------------------------------------ ---------------------------------
NUMBER                                               [Logo]                                              COMMON STOCK
AP                                         AAMES FINANCIAL CORPORATION                                         SHARES
                                                                                                               [    ]
----------------------------- ------------------------------------------------------ ---------------------------------
                                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                      CUSIP 00253A408
                                                                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                   THIS CERTIFICATE IS TRANSFERRABLE IN THE CITIES OF
                                                                                  RIDGEFIELD PARK, NJ OR NEW YORK, NY
----------------------------- ----------------------------------------------------------------------------------------
                              - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                              This Certifies that

                              is the record holder of
                              - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
----------------------------- ----------------------------------------------------------------------------------------
                              FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES D CONVERTIBLE PREFERRED STOCK,
                              $0.001 PAR VALUE OF
                              AAMES FINANCIAL CORPORATION
                              transferable on the books of the Corporation by
                              the holder hereof in person or by duly authorized
                              attorney upon the surrender of this Certificate
                              properly endorsed. This Certificate is not valid
                              unless countersigned and registered by the
                              Transfer Agent and Registrar. WITNESS the
                              facsimile seal of the Corporation and the
                              facsimile signatures of its duly authorized
                              officers. Dated:

                              COUNTERSIGNED AND REGISTERED:
                                                CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                         TRANSFER AGENT AND REGISTRAR

                                                         BY
                                                                          AUTHORIZED SIGNATURE

                              /s/ John F. Madden, Jr.    [SEAL] /s/ Steven M. Gluckstern
                              Secretary                         Chairman
----------------------------- ----------------------------------------------------------------------------------------
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         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the
Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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-------------------------------------------------------------------------------------- ---------------------------
                            NOTICE OF ELECTION TO CONVERT
                           (CONVERTIBLE INTO COMMON STOCK)
                                                                                                  FOR
                      This undersigned hereby elects to convert

-------------------------------------------------------------------------  shares              CONVERSION
of Series B Convertible Preferred Stock, represented by the within certificate into shares of Common Stock of Aames Financial Corporation (as such shares may be
constituted on the conversion date) in accordance with the provisions of the                      USE
Certificate of Incorporation, as amended, of the Corporation.

Dated:                                                                                            ONLY
      ---------------------------------


         ---------------------------------
                                                                       Signature

-------------------------------------------------------------------------------------- ---------------------------
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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM  - as tenants in common                       UNIF GIFT MIN ACT -         Custodian
         TEN ENT  - as tenants by the entireties                                   -------           -------
         JT TEN   - as joint tenants with right of                                 (Cust)            (Minor)
                     survivorship and not as tenants                           under Uniform Gifts to Minors
                     in common                                       Act
                                                                          ----------------------------------
                                                                          (State)
                                                     UNIF TRF MIN ACT -          Custodian (until age      )
                                                                         -------                      -----
                                                                                 under Uniform Transfers
                                                                         -------
                                                                         (Minor)

                                                                                to Minors Act
                                                                                              --------------
                                                                                                 (State)

                     Additional abbreviations may also be used though not in the above list.

       FOR VALUE RECEIVED,                                        hereby sell, assign and transfer unto
                           --------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

---------------------------------------------------------------------------------------------
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------------------
                                                  X
                                                    -----------------------------------------
                                                  X
                                                    -----------------------------------------
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                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
   --------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AG-15.